SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):
                                 November 25, 1996


                            ACCREDITED HOME LENDERS, INC.
            (as Sponsor under the Pooling and Servicing Agreement, dated as of September 1, 1996, providing for the issuance of
                 Accredited Mortgage Loan Trust 1996-1 Mortgage Loan
                     Asset-Backed Certificates, Series 1996-1)


                            ACCREDITED HOME LENDERS, INC.
               (Exact name of Registrant as specified in its Charter)


                                    CALIFORNIA
                  (State or Other Jurisdiction of Incorporation)


               333-07219                              33-0426859
          (Commission File Number)                    (I.R.S. Employer
                                                      Identification No.)


          15030 AVENUE OF SCIENCE, SUITE 100
          SAN DIEGO, CALIFORNIA                       92128
          (Address of principal executive offices)    (Zip Code)


                 Registrant's Telephone Number, Including Area Code:
                                  (619) 676-2100



          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          ITEM 7.	Financial Statement and Exhibits

          Exhibits:	(as noted in Item 5 above)

          (EXHIBITS FILED WITH FORM SE IN PAPER FORMAT PURSUANT TO A CONTINUING HARDSHIP EXEMPTION)


          Monthly Remittance Statement to the Certificateholders dated as of October 25, 1996.

          Monthly Remittance Statement to the Certificateholders dated as of November 25, 1996.

          Monthly Remittance Statement to the Certificateholders dated as of December 26, 1996.

          Monthly Remittance Statement to the Certificateholders dated as of January 27, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of February 25, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of March 25, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of April 25, 1997.

          Monthly Remittance Statement to the Certificateholders dated as of May 26, 1997.






                                   SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       Bankers Trust Company, not in its
                                       individual capacity, but solely as
                                       a duly authorized agent of the
                                       Registrant pursuant to the Pooling
                                       and Servicing Agreement, dated as
                                       of September 1, 1996.


          Date:  June 23, 1997          By:  /s/ Judy L. Gomez
                                        Judy L. Gomez
                                        Assistant Vice President

























                                  EXHIBIT INDEX

          (EXHIBITS FILED WITH FORM SE IN PAPER FORMAT PURSUANT TO A CONTINUING HARDSHIP EXEMPTION)


                                                              Sequential
          Document                                            Page Number

          Monthly Remittance Statement to the
          Certificateholders dated as of October 25, 1996.        5

          Monthly Remittance Statement to the
          Certificateholders dated as of November 27, 1996.       8

          Monthly Remittance Statement to the
          Certificateholders dated as of December 26, 1996.       11

          Monthly Remittance Statement to the
          Certificateholders dated as of January 27, 1997.        14

          Monthly Remittance Statement to the
          Certificateholders dated as of February 25, 1997.       17

          Monthly Remittance Statement to the
          Certificateholders dated as of March 25, 1997.          20

          Monthly Remittance Statement to the
          Certificateholders dated as of April 25, 1997.          23

          Monthly Remittance Statement to the
          Certificateholders dated as of May 26, 1997.            26